Exhibit 21.1.0


         Subsidiaries of GrafTech International Ltd. as of March 1, 2004(b)

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
Name of Subsidiary                            Jurisdiction of Incorporation         Ownership by GrafTech International
                                                                                    Ltd.
--------------------------------------------- ------------------------------------- --------------------------------------
GrafTech Finance Inc.                         Delaware                              100%
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GrafTech Global Enterprises Inc.              Delaware                              100%
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Name of Subsidiary                            Jurisdiction of Incorporation         Ownership by UCAR Global Enterprises
                                                                                    Inc.
--------------------------------------------- ------------------------------------- --------------------------------------
UCAR Carbon Company Inc.                      Delaware                              100%
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Name of Subsidiary                            Jurisdiction of Incorporation         Ownership by UCAR Carbon Company Inc.
--------------------------------------------- ------------------------------------- --------------------------------------
UCAR Inc.                                     Canada                                100%
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Northanger Investments (Pty) Ltd.(a)          South Africa                          100%
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Advanced Energy Technology Inc.               Delaware                              97.5%
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UCAR International Trading Inc.               Delaware                              100%
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UCAR S.A.                                     Switzerland                           100%(b)
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UCAR Holding GmbH                             Austria                               66.67%(c)
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UCAR Carbon (Malaysia) Sdn. Bhd.(a)           Malaysia                              100%
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UCAR Carbon Technology LLC                    Delaware                              100%
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UCAR Holdings V Inc.(a)                       California                            100%
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Union Carbide Grafito, Inc.                   New York                              100%
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Graphite Electrode Network LLC                Delaware                              100%
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--------------------------------------------- ------------------------------------- --------------------------------------
Name of Subsidiary                            Jurisdiction of Incorporation         Ownership by Northanger Investments
                                                                                    (Pty) Ltd.(a)
--------------------------------------------- ------------------------------------- --------------------------------------
AGM (Pty) Ltd.                                South Africa                          100%
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Name of Subsidiary                            Jurisdiction of Incorporation         Ownership by UCAR S.A.
--------------------------------------------- ------------------------------------- --------------------------------------
UCAR Limited                                  United Kingdom                        100%
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UCAR Electrodos Iberica, S.L.                 Spain                                 99.9%(d)
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UCAR Carbon Mexicana, S.A. de C.V.            Mexico                                97.27%(e)
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GrafTech S.p.A.                               Italy                                 100%
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UCAR Carbon S.A.                              Brazil                                97.89%
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UCAR Holding GmbH                             Austria                               33.33%(c)
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UCAR Holdings S.A.S.                          France                                100%
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UCAR South Africa (Pty.) Ltd.                 South Africa                          100%
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

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
Name of Subsidiary                            Jurisdiction of Incorporation         Ownership by UCAR Holding GmbH
--------------------------------------------- ------------------------------------- --------------------------------------
UCAR Grafit OAO                               Russia                                99.25%
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Name of Subsidiary                            Jurisdiction of Incorporation         Ownership by UCAR Holdings S.A.S.
--------------------------------------------- ------------------------------------- --------------------------------------
UCAR SNC                                      France                                100%(f)
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Carbone Savoie S.A.S.                         France                                70%
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Name of Subsidiary                            Jurisdiction of Incorporation         Ownership by UCAR Carbon S.A.
--------------------------------------------- ------------------------------------- --------------------------------------
UCAR Produtos de Carbono S.A.                 Brazil                                99.98%
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--------------------------------------------- ------------------------------------- --------------------------------------
Name of Subsidiary                            Jurisdiction of Incorporation         Ownership by Carbone Savoie S.A.S.
--------------------------------------------- ------------------------------------- --------------------------------------
Carbone Savoie Holdings Brasil S/A(a)         Brazil                                97.90%(a)
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--------------------------------------------- ------------------------------------- --------------------------------------
Name of Subsidiary                            Jurisdiction of Incorporation         Ownership by Carbone Savoie Brasil
                                                                                    S/A
--------------------------------------------- ------------------------------------- --------------------------------------
Carbone Savoie Brasil S/A                     Brazil                                99.98%
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

(a) In process of dissolution.
(b) Directors Qualifying Shares of subsidiaries are deemed to be owned by their immediate parent entity.
(c) 66.67% owned by UCAR Carbon Company Inc. and 33.33% owned by UCAR S.A.
(d) One share held by UCAR Carbon Company Inc.
(e) 97.27% owned by UCAR S.A. and 1.69% owned by UCAR Carbon Company Inc.
(f) One share held by UCAR S.A.